UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2024

Date of Report

 (Date of earliest event reported)

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-555994	26-0164981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 W. Charleston Blvd., #73

Las Vegas, NV 89135

(833) 420-8428

(Address and Telephone Number of Registrant’s Principal Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 8, 2024, the Company received a letter from the Securities and Exchange Commission informing the Company that the Public Accounting Oversight Board has revoked the registration of our auditor, Gries & Associates, LLC (“Gries”).  Accordingly, that same day, the Board of Directors of Registrant approved the dismissal of Gries and dismissed Gries as the independent certifying accountant for the Registrant that same day.  None of the reports of Gries on the Registrant's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements for the year ended July 31, 2023 contained a going concern qualification in the Registrant's audited financial statements.

During the two most recent fiscal years and any subsequent interim period preceding Gries’s dismissal, there were no disagreements with Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Gries concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

The Registrant provided a copy of the foregoing disclosures to Gries prior to the date of the filing of this Current Report on Form 8-K and requested that Gries furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this described herein.  We have had no response from Gries since the date of our request and prior to the filing of this Current Report on Form 8-K.  Upon receipt of the letter from Gries, we will file an amendment to this Current Report on Form 8-K to include the letter as an exhibit.

(b) On March 8, 2024, the Registrant’s Board of Directors approved the engagement of Green Growth CPA’s (“Green Growth”), as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended June 31, 2023 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with Green Growth regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Green Growth on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Gries or a reportable event with respect to Gries.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THC THERAPEUTICS, INC.

Dated: March 14, 2024	/s/ Scott Cox
Scott Cox
Principal Executive Officer

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